UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10589

Oppenheimer Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 10/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Real Estate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE/NAREIT Equity REIT Index
6-Month	2.21%	-3.66%	1.89%

1-Year	5.87	-0.22	6.81

5-Year	11.04	9.74	11.52

10-Year	4.72	4.10	5.09

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER REAL ESTATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a 2.21% total return for the period May 1, 2016 through October 31, 2016. On a relative basis, the Fund outperformed the FTSE/NAREIT Equity REIT Index (the “Index”), which produced a 1.89% return for the same period.

MARKET OVERVIEW

The Index posted a 1.89% return for the period. U.S. Real Estate Investment Trust (“REIT”) returns were strong early in the period, but fell on concerns of rising interest rates and a moderation of growth expectations. Returns were mixed by sector, led by Industrial, Data Centers, Health Care, and Net Lease. Self-Storage, Regional Malls, Specialty, and Shopping Centers posted negative returns.

The Industrial sector continues to thrive, with demand mainly driven by ecommerce. Demand for Industrial space has outpaced new supply, allowing the sector to expand top line growth. Data Centers continued to benefit from tremendous growth in cloud computing. Health Care REITs performed well, as the longer lease duration is favored during periods with low interest rates, and benefit from demographic trends of an aging population.

Demand remains solid for the Self-Storage sector, although rent growth continues to slow due to new supply expected to come on line through 2018. Regional Mall performance was bifurcated; “A” mall companies generated positive results while “B” malls underperformed due to weakness among specialty retailers. The Specialty Sector, which includes private prisons REITs, declined due to the announcement by the Department of Justice that it planned to stop using private prisons. However, this sector has picked up since the U.S. elections that took place after the reporting period, due to uncertainty in the new administration’s position on this.

FUND REVIEW

The Fund’s strongest performance relative to the Index was in the Apartment Sector, benefitting from its underweight position in this underperforming sector, as well as stock selection. Apartment performance was weak in the reporting period due to slowing rent growth and concerns about new supply forecasted in key markets. The Fund also benefited from stock selection in the Shopping Centers sector.

The Fund had strong performance relative to the Index in the Specialty sector, benefitting from its underweight position in this sector that had negative returns in the period, as mentioned earlier.

The Fund was overweight relative to the Index in the Industrial sector. As noted above, this sector has outperformed the total Index,

3        OPPENHEIMER REAL ESTATE FUND

with demand driven by ecommerce. The Fund underperformed in the Office Sector and Hotel Sector due to stock selection.

Fund performance relative to the Index was negative in the Net Lease sector, due to its underweight position in this outperforming sector.

STRATEGY & OUTLOOK

We believe that the current market environment is favorable for U.S. REITs. Interest rates, despite rising in the third quarter, remain low, and property fundamentals remain positive, as we expect healthy but slowing rent growth for the sector. This environment, coupled with uncertain global economic growth, should be favorable for yield stocks and REITs in particular.

The United States economic expansion remains solid, and at seven years, is one of the longest ever. Although GDP growth has been below expectations, recent employment gains have been steady overall, and the job market is reaching full employment. U.S. consumers are aiding the recovery, with spending up almost 3% in the first half of the year, while savings levels have held up. We expect the U.S. to have strong growth relative to the rest of the developed world, and believe the Federal Reserve is likely to hike rates in December. We have been taking advantage of the near term market volatility to increase our holdings in companies and sector with attractive valuations and solid fundamentals.

David Wharmby, CFA
Portfolio Manager

The Portfolio Manager is employed by the Fund’s sub-sub-adviser, Barings Real Estate Advisers LLC. The opinions of the Portfolio Manager do not necessarily reflect the opinions of OppenheimerFunds.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Simon Property Group, Inc.	7.5%
Prologis, Inc.	6.6
AvalonBay Communities, Inc.	5.1
Ventas, Inc.	4.9
Welltower, Inc.	4.9
American Campus Communities, Inc.	4.6
Boston Properties, Inc.	4.2
Equinix, Inc.	3.9
Macerich Co. (The)	3.8
Kilroy Realty Corp.	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

SECTOR ALLOCATION

Retail REITs	23.4%
Residential REITs	15.8
Specialized REITs	13.7
Office REITs	13.7
Health Care REITs	13.2
Industrial REITs	11.7
Diversified REITs	3.8
Hotel & Resort REITs	2.6
Investment Company	1.3
Hotels, Restaurants & Leisure	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2016, and are based on market value of total investments.

5        OPPENHEIMER REAL ESTATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OREAX)	3/4/02	2.21%	5.87%	11.04%	4.72%
Class B (OREBX)	10/1/03	1.82	5.03	10.20	4.26
Class C (ORECX)	10/1/03	1.85	5.07	10.21	3.93
Class I (OREIX)	8/28/12	2.41	6.28	9.86*	N/A
Class R (ORENX)	10/1/03	2.06	5.56	10.75	4.45
Class Y (OREYX)	10/1/03	2.31	6.10	11.34	5.08
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/16
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OREAX)	3/4/02	-3.66%	-0.22%	9.74%	4.10%
Class B (OREBX)	10/1/03	-3.19	0.23	9.93	4.26
Class C (ORECX)	10/1/03	0.85	4.11	10.21	3.93
Class I (OREIX)	8/28/12	2.41	6.28	9.86*	N/A
Class R (ORENX)	10/1/03	2.06	5.56	10.75	4.45
Class Y (OREYX)	10/1/03	2.31	6.10	11.34	5.08

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The FTSE/NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index consists of certain companies that own and operate income-producing real estate that have 75% or more of their respective gross invested assets in the equity or mortgage debt of commercial properties. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction

6        OPPENHEIMER REAL ESTATE FUND

costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        OPPENHEIMER REAL ESTATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER REAL ESTATE FUND

Actual	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During 6 Months Ended October 31, 2016

Class A	$ 1,000.00	$ 1,022.10	$ 6.75

Class B	1,000.00	1,018.20	10.64

Class C	1,000.00	1,018.50	10.59

Class I	1,000.00	1,024.10	4.50

Class R	1,000.00	1,020.60	8.03

Class Y	1,000.00	1,023.10	5.47

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.55	6.74

Class B	1,000.00	1,014.72	10.62

Class C	1,000.00	1,014.77	10.57

Class I	1,000.00	1,020.77	4.49

Class R	1,000.00	1,017.29	8.01

Class Y	1,000.00	1,019.81	5.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2016 are as follows:

Class	Expense Ratios

Class A	1.32%

Class B	2.08

Class C	2.07

Class I	0.88

Class R	1.57

Class Y	1.07

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS October 31, 2016 Unaudited

	Shares	Value

Common Stocks—98.4%

Consumer Discretionary—0.8%

Hotels, Restaurants & Leisure—0.8%

Hilton Worldwide Holdings, Inc.	458,240	$ 10,356,224

Financials—97.6%

Real Estate Investment Trusts (REITs)—97.6%

Diversified REITs—3.8%
Spirit Realty Capital, Inc.	2,937,640	34,987,293

STORE Capital Corp.	603,770	16,476,883

		51,464,176

Health Care REITs—13.2%
National Health Investors, Inc.	218,139	16,526,210

Physicians Realty Trust	1,479,540	29,250,506

Ventas, Inc.	978,272	66,277,928

Welltower, Inc.	951,607	65,213,628

		177,268,272

Hotel & Resort REITs—2.6%
DiamondRock Hospitality Co.	1,154,490	10,563,583

FelCor Lodging Trust, Inc.	1,746,419	11,159,617

Sunstone Hotel Investors, Inc.	1,016,860	12,771,762

		34,494,962

Industrial REITs—11.6%
Duke Realty Corp.	1,306,820	34,173,343

First Industrial Realty Trust, Inc.	1,267,540	33,475,731

Prologis, Inc.	1,701,134	88,731,150

		156,380,224

Office REITs—13.7%
Boston Properties, Inc.	471,629	56,821,862

Brandywine Realty Trust	1,309,819	20,302,195

Highwoods Properties, Inc.	479,990	23,821,904

Hudson Pacific Properties, Inc.	397,410	13,360,924

Kilroy Realty Corp.	588,004	42,236,327

Paramount Group, Inc.	1,735,140	26,981,427

		183,524,639

Residential REITs—15.8%
American Campus Communities, Inc.	1,181,821	61,584,692

	Shares	Value

Residential REITs (Continued)

AvalonBay Communities, Inc.	399,910	$68,456,594

Colony Starwood Homes	567,660	16,467,817

Mid-America Apartment Communities, Inc.	431,710	40,041,102

Post Properties, Inc.	385,110	25,336,387

		211,886,592

Retail REITs—23.3%
Acadia Realty Trust	1,156,838	38,973,872

Equity One, Inc.	1,192,060	33,973,710

Macerich Co. (The)	726,740	51,438,657

Ramco-Gershenson Properties Trust	1,038,710	18,011,232

Regency Centers Corp.	442,040	31,857,823

Simon Property Group, Inc.	544,067	101,174,699

Tanger Factory Outlet Centers, Inc.	484,940	16,875,912

Taubman Centers, Inc.	281,680	20,410,533

		312,716,438

Specialized REITs—13.6%
CyrusOne, Inc.	791,190	35,294,986

Equinix, Inc.	147,500	52,698,800

Extra Space Storage, Inc.	184,120	13,468,378

GEO Group, Inc. (The)	444,520	10,650,699

Public Storage	159,780	34,148,182

QTS Realty Trust, Inc., Cl. A	228,620	10,507,375

Weyerhaeuser Co.	867,840	25,974,451

		182,742,871

Total Common Stocks (Cost $1,134,861,836)		1,320,834,398

10        OPPENHEIMER REAL ESTATE FUND

	Shares	Value

Investment Company—1.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[1,2] (Cost $17,885,652)	17,885,652	$17,885,652

Total Investments, at Value (Cost $1,152,747,488)	99.7%	1,338,720,050

Net Other Assets (Liabilities)	0.3	4,085,285

Net Assets	100.0%	$1,342,805,335

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 29, 2016[a]	Gross Additions	Gross Reductions	Shares October 31, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Eb	28,583,981	338,174,863	348,873,192	17,885,652

	Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Eb	$17,885,652	$54,604

a. Represents the last business day of the Fund’s reporting period.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

2. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

11        OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,134,861,836)	$1,320,834,398
Affiliated companies (cost 17,885,652)	17,885,652

1,338,720,050

Cash	1,220,273

Receivables and other assets:
Investments sold	59,285,361
Shares of beneficial interest sold	1,022,911
Dividends	917,052
Other	54,298

Total assets	1,401,219,945

Liabilities
Payables and other liabilities:
Investments purchased	53,663,761
Shares of beneficial interest redeemed	4,466,924
Distribution and service plan fees	183,456
Trustees’ compensation	70,758
Shareholder communications	7,159
Other	22,552

Total liabilities	58,414,610

Net Assets	$1,342,805,335

Composition of Net Assets
Par value of shares of beneficial interest	$48,938

Additional paid-in capital	1,039,953,277

Accumulated net investment loss	(11,641,860)

Accumulated net realized gain on investments	128,472,418

Net unrealized appreciation on investments	185,972,562

Net Assets	$1,342,805,335

12        OPPENHEIMER REAL ESTATE FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $598,558,374 and 21,832,861 shares of beneficial interest outstanding)	$27.42

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$29.09

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,774,975 and 327,070 shares of beneficial interest outstanding)	$26.83

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,018,213 and 4,448,989 shares of beneficial interest outstanding)	$26.75

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $214,140,532 and 7,739,185 shares of beneficial interest outstanding)	$27.67

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $115,351,695 and 4,226,838 shares of beneficial interest outstanding)	$27.29

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $286,961,546 and 10,363,312 shares of beneficial interest outstanding)	$27.69

See accompanying Notes to Financial Statements.

13        OPPENHEIMER REAL ESTATE FUND

STATEMENT OF

OPERATIONS For the Six Month Ended October 31, 2016 Unaudited

Investment Income

Dividends:
Unaffiliated companies	$20,092,080
Affiliated companies	54,604

Interest	642

Total investment income	20,147,326

Expenses
Management fees	6,779,263

Distribution and service plan fees:
Class A	782,313
Class B	54,011
Class C	643,081
Class R	306,409

Transfer and shareholder servicing agent fees:
Class A	701,579
Class B	11,900
Class C	141,868
Class I	31,119
Class R	134,900
Class Y	368,586

Shareholder communications:
Class A	8,394
Class B	307
Class C	2,269
Class I	445
Class R	362
Class Y	4,753

Borrowing fees	12,496

Trustees’ compensation	11,890

Custodian fees and expenses	4,341

Other	42,342

Total expenses	10,042,628
Less waivers and reimbursements of expenses	(734,107)

Net expenses	9,308,521

Net Investment Income	10,838,805

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	102,901,382

Net change in unrealized appreciation/depreciation on investments	(83,257,988)

Net Increase in Net Assets Resulting from Operations	$30,482,199

See accompanying Notes to Financial Statements.

14        OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 29, 2016[1]

Operations
Net investment income	$10,838,805	$21,805,525

Net realized gain	102,901,382	98,177,150

Net change in unrealized appreciation/depreciation	(83,257,988)	(43,411,379)

Net increase in net assets resulting from operations	30,482,199	76,571,296

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,908,128)	(11,650,035)
Class B	(74,577)	(179,770)
Class C	(944,718)	(1,576,862)
Class I	(2,628,604)	(3,617,540)
Class R	(1,178,910)	(1,894,001)
Class Y	(3,991,542)	(8,911,828)

	(15,726,479)	(27,830,036)

Distributions from net realized gain:
Class A	—	(41,179,080)
Class B	—	(997,030)
Class C	—	(8,848,327)
Class I	—	(10,530,050)
Class R	—	(7,791,183)
Class Y	—	(27,562,583)

	—	(96,908,253)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	14,750,973	(37,737,577)
Class B	(3,090,947)	(4,838,568)
Class C	(2,914,614)	(3,652,999)
Class I	41,611,296	23,513,821
Class R	2,385,204	2,909,723
Class Y	(114,308,129)	(5,516,439)

	(61,566,217)	(25,322,039)

Net Assets
Total decrease	(46,810,497)	(73,489,032)

Beginning of period	1,389,615,832	1,463,104,864

End of period (including accumulated net investment loss of $11,641,860 and $6,754,186, respectively)	$1,342,805,335	$1,389,615,832

1. Represents the last business day of the Fund’s reporting period.

See accompanying Notes to Financial Statements.

15        OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$27.13	$28.23	$26.11	$25.90	$22.69	$21.18
Income (loss) from investment operations:
Net investment income[2]	0.21	0.43	0.27	0.29	0.22	0.15
Net realized and unrealized gain	0.40	1.07	3.55	0.27	3.37	1.57
Total from investment operations	0.61	1.50	3.82	0.56	3.59	1.72
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.56)	(0.48)	(0.35)	(0.38)	(0.21)
Distributions from net realized gain	0.00	(2.04)	(1.22)	(0.00)[3]	0.00	0.00
Total dividends and/or distributions to shareholders	(0.32)	(2.60)	(1.70)	(0.35)	(0.38)	(0.21)
Net asset value, end of period	$27.42	$27.13	$28.23	$26.11	$25.90	$22.69

Total Return, at Net Asset Value[4]	2.21%	5.93%	14.70%	2.33%	16.08%	8.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$598,558	$579,488	$638,707	$502,283	$508,853	$374,036
Average net assets (in thousands)	$632,565	$576,678	$589,603	$466,636	$416,696	$316,270
Ratios to average net assets:[5]
Net investment income	1.45%	1.59%	0.97%	1.19%	0.95%	0.75%
Expenses excluding specific expenses listed below	1.42%	1.43%	1.42%	1.54%	1.66%	1.69%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.42%	1.43%	1.42%	1.54%	1.66%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.33%	1.32%	1.39%	1.49%	1.50%
Portfolio turnover rate	73%	85%	60%	123%	94%	98%

16        OPPENHEIMER REAL ESTATE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2016	1.42%
Year Ended April 29, 2016	1.43%
Year Ended April 30, 2015	1.42%
Year Ended April 30, 2014	1.54%
Year Ended April 30, 2013	1.66%
Year Ended April 30, 2012	1.69%

See accompanying Notes to Financial Statements.

17        OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$26.55	$27.66	$25.61	$25.42	$22.28	$20.80
Income (loss) from investment operations:
Net investment income[2]	0.15	0.28	0.11	0.15	0.08	0.03
Net realized and unrealized gain	0.33	0.99	3.42	0.23	3.27	1.52
Total from investment operations	0.48	1.27	3.53	0.38	3.35	1.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.34)	(0.26)	(0.19)	(0.21)	(0.07)
Distributions from net realized gain	0.00	(2.04)	(1.22)	(0.00)[3]	0.00	0.00
Total dividends and/or distributions to shareholders	(0.20)	(2.38)	(1.48)	(0.19)	(0.21)	(0.07)
Net asset value, end of period	$26.83	$26.55	$27.66	$25.61	$25.42	$22.28

Total Return, at Net Asset Value[4]	1.82%	5.15%	13.80%	1.60%	15.19%	7.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,775	$11,564	$16,988	$19,227	$26,043	$26,507
Average net assets (in thousands)	$10,707	$13,992	$18,851	$20,698	$25,490	$24,165
Ratios to average net assets:[5]
Net investment income	1.02%	1.06%	0.39%	0.63%	0.37%	0.14%
Expenses excluding specific expenses listed below	2.18%	2.18%	2.18%	2.37%	2.56%	2.63%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	2.18%	2.18%	2.18%	2.37%	2.56%	2.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	2.08%	2.08%	2.17%	2.25%	2.23%
Portfolio turnover rate	73%	85%	60%	123%	94%	98%

18        OPPENHEIMER REAL ESTATE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2016	2.18%
Year Ended April 29, 2016	2.18%
Year Ended April 30, 2015	2.18%
Year Ended April 30, 2014	2.37%
Year Ended April 30, 2013	2.56%
Year Ended April 30, 2012	2.63%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$26.48	$27.61	$25.57	$25.40	$22.27	$20.79
Income (loss) from investment operations:
Net investment income[2]	0.10	0.22	0.05	0.11	0.05	0.01
Net realized and unrealized gain	0.38	1.05	3.48	0.26	3.30	1.54
Total from investment operations	0.48	1.27	3.53	0.37	3.35	1.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.36)	(0.27)	(0.20)	(0.22)	(0.07)
Distributions from net realized gain	0.00	(2.04)	(1.22)	(0.00)[3]	0.00	0.00
Total dividends and/or distributions to shareholders	(0.21)	(2.40)	(1.49)	(0.20)	(0.22)	(0.07)
Net asset value, end of period	$26.75	$26.48	$27.61	$25.57	$25.40	$22.27

Total Return, at Net Asset Value[4]	1.85%	5.14%	13.83%	1.55%	15.24%	7.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,018	$120,654	$129,009	$98,260	$106,881	$80,253
Average net assets (in thousands)	$127,871	$119,652	$115,951	$95,086	$87,802	$68,892
Ratios to average net assets:[5]
Net investment income	0.71%	0.82%	0.18%	0.46%	0.20%	0.03%
Expenses excluding specific expenses listed below	2.17%	2.18%	2.17%	2.30%	2.42%	2.48%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	2.17%	2.18%	2.17%	2.30%	2.42%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.08%	2.07%	2.16%	2.25%	2.24%
Portfolio turnover rate	73%	85%	60%	123%	94%	98%

20        OPPENHEIMER REAL ESTATE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2016	2.17%
Year Ended April 29, 2016	2.18%
Year Ended April 30, 2015	2.17%
Year Ended April 30, 2014	2.30%
Year Ended April 30, 2013	2.42%
Year Ended April 30, 2012	2.48%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$27.38	$28.47	$26.32	$26.11	$23.15
Income (loss) from investment operations:
Net investment income (loss)[3]	0.25	0.54	0.42	0.33	(0.13)
Net realized and unrealized gain	0.42	1.10	3.56	0.35	3.48
Total from investment operations	0.67	1.64	3.98	0.68	3.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.69)	(0.61)	(0.47)	(0.39)
Distributions from net realized gain	0.00	(2.04)	(1.22)	(0.00)[4]	0.00
Total dividends and/or distributions to shareholders	(0.38)	(2.73)	(1.83)	(0.47)	(0.39)
Net asset value, end of period	$27.67	$27.38	$28.47	$26.32	$26.11

Total Return, at Net Asset Value[5]	2.41%	6.41%	15.22%	2.82%	14.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$214,140	$172,681	$153,137	$114,628	$75,460
Average net assets (in thousands)	$206,015	$147,821	$153,143	$106,092	$12,070
Ratios to average net assets:[6]
Net investment income (loss)	1.69%	1.96%	1.47%	1.36%	(0.81)%
Expenses excluding specific expenses listed below	0.98%	0.99%	0.98%	1.03%	1.03%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%
Total expenses[8]	0.98%	0.99%	0.98%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.89%	0.88%	0.90%	0.93%
Portfolio turnover rate	73%	85%	60%	123%	94%

22        OPPENHEIMER REAL ESTATE FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 28, 2012 (inception of offering) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2016	0.98%
Year Ended April 29, 2016	0.99%
Year Ended April 30, 2015	0.98%
Year Ended April 30, 2014	1.03%
Period Ended April 30, 2013	1.03%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$27.01	$28.11	$26.01	$25.80	$22.60	$21.11
Income (loss) from investment operations:
Net investment income[2]	0.17	0.36	0.20	0.21	0.16	0.07
Net realized and unrealized gain	0.39	1.07	3.53	0.29	3.37	1.59
Total from investment operations	0.56	1.43	3.73	0.50	3.53	1.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.49)	(0.41)	(0.29)	(0.33)	(0.17)
Distributions from net realized gain	0.00	(2.04)	(1.22)	(0.00)[3]	0.00	0.00
Total dividends and/or distributions to shareholders	(0.28)	(2.53)	(1.63)	(0.29)	(0.33)	(0.17)
Net asset value, end of period	$27.29	$27.01	$28.11	$26.01	$25.80	$22.60

Total Return, at Net Asset Value[4]	2.06%	5.68%	14.39%	2.08%	15.82%	7.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,352	$112,028	$112,993	$88,540	$84,482	$64,912
Average net assets (in thousands)	$121,633	$106,969	$104,767	$78,539	$70,768	$47,904
Ratios to average net assets:[5]
Net investment income	1.17%	1.31%	0.72%	0.89%	0.68%	0.36%
Expenses excluding specific expenses listed below	1.67%	1.68%	1.67%	1.80%	1.97%	2.03%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.67%	1.68%	1.67%	1.80%	1.97%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.58%	1.57%	1.64%	1.75%	1.74%
Portfolio turnover rate	73%	85%	60%	123%	94%	98%

24        OPPENHEIMER REAL ESTATE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2016	1.67%
Year Ended April 29, 2016	1.68%
Year Ended April 30, 2015	1.67%
Year Ended April 30, 2014	1.80%
Year Ended April 30, 2013	1.97%
Year Ended April 30, 2012	2.03%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$27.40	$28.48	$26.33	$26.11	$22.87	$21.35
Income (loss) from investment operations:
Net investment income[2]	0.28	0.51	0.36	0.35	0.32	0.23
Net realized and unrealized gain	0.36	1.08	3.56	0.27	3.37	1.58
Total from investment operations	0.64	1.59	3.92	0.62	3.69	1.81
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.63)	(0.55)	(0.40)	(0.45)	(0.29)
Distributions from net realized gain	0.00	(2.04)	(1.22)	(0.00)[3]	0.00	0.00
Total dividends and/or distributions to shareholders	(0.35)	(2.67)	(1.77)	(0.40)	(0.45)	(0.29)
Net asset value, end of period	$27.69	$27.40	$28.48	$26.33	$26.11	$22.87

Total Return, at Net Asset Value[4]	2.31%	6.22%	14.97%	2.57%	16.44%	8.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286,962	$393,201	$412,271	$345,270	$353,450	$363,821
Average net assets (in thousands)	$331,771	$390,618	$390,060	$299,697	$370,017	$319,931
Ratios to average net assets:[5]
Net investment income	1.92%	1.84%	1.25%	1.44%	1.39%	1.15%
Expenses excluding specific expenses listed below	1.17%	1.18%	1.18%	1.30%	1.21%	1.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.17%	1.18%	1.18%	1.30%	1.21%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.08%	1.08%	1.17%	1.18%	1.13%
Portfolio turnover rate	73%	85%	60%	123%	94%	98%

26        OPPENHEIMER REAL ESTATE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2016	1.17%
Year Ended April 29, 2016	1.18%
Year Ended April 30, 2015	1.18%
Year Ended April 30, 2014	1.30%
Year Ended April 30, 2013	1.21%
Year Ended April 30, 2012	1.13%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2016 Unaudited

1. Organization

Oppenheimer Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc, (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Barings Real Estate Advisers LLC (“Barings”) formerly Cornerstone Real Estate Advisers LLC, (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of

28        OPPENHEIMER REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains

29        OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $281,697. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the Fund will have no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

30        OPPENHEIMER REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,152,747,488

Gross unrealized appreciation	$213,123,627
Gross unrealized depreciation	(27,151,065)

Net unrealized appreciation	$185,972,562

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used

31        OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair

32        OPPENHEIMER REAL ESTATE FUND

3. Securities Valuation (Continued)

value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

33        OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,356,224	$—	$—	$10,356,224
Financials	1,310,478,174	—	—	1,310,478,174
Investment Company	17,885,652	—	—	17,885,652

Total Assets	$1,338,720,050	$—	$—	$1,338,720,050

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

34        OPPENHEIMER REAL ESTATE FUND

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the real estate industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

35        OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2016		Year Ended April 29, 2016[1]
	Shares	Amount	Shares	Amount

Class A
Sold	3,094,291	$90,474,216	3,685,534	$100,477,033
Dividends and/or distributions reinvested	229,744	6,627,053	1,973,977	50,989,146
Redeemed	(2,850,609)	(82,350,296)	(6,928,040)	(189,203,756)

Net increase (decrease)	473,426	$14,750,973	(1,268,529)	$(37,737,577)

Class B
Sold	20,621	$580,392	31,286	$845,927
Dividends and/or distributions reinvested	2,523	71,304	45,371	1,144,921
Redeemed	(131,624)	(3,742,643)	(255,225)	(6,829,416)

Net decrease	(108,480)	$(3,090,947)	(178,568)	$(4,838,568)

Class C
Sold	513,760	$14,567,593	914,886	$24,421,456
Dividends and/or distributions reinvested	32,128	905,762	396,834	9,987,346
Redeemed	(652,935)	(18,387,969)	(1,428,385)	(38,061,801)

Net decrease	(107,047)	$(2,914,614)	(116,665)	$(3,652,999)

Class I
Sold	2,155,162	$62,539,875	2,017,456	$54,519,126
Dividends and/or distributions reinvested	90,316	2,628,604	542,419	14,147,433
Redeemed	(813,737)	(23,557,183)	(1,631,985)	(45,152,738)

Net increase	1,431,741	$41,611,296	927,890	$23,513,821

Class R
Sold	609,793	$17,682,263	941,168	$25,629,119
Dividends and/or distributions reinvested	39,989	1,148,715	370,396	9,518,534
Redeemed	(570,811)	(16,445,774)	(1,183,479)	(32,237,930)

Net increase	78,971	$2,385,204	128,085	$2,909,723

36        OPPENHEIMER REAL ESTATE FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2016		Year Ended April 29, 2016[1]
	Shares	Amount	Shares	Amount

Class Y
Sold	2,171,372	$63,583,797	3,967,554	$108,924,849
Dividends and/or distributions reinvested	124,405	3,619,890	1,342,266	35,032,859
Redeemed	(6,284,893)	(181,511,816)	(5,432,481)	(149,474,147)

Net decrease	(3,989,116)	$(114,308,129)	(122,661)	$(5,516,439)

1. Represents the last business day of the Fund’s reporting period.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,020,081,027	$1,070,356,828

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	1.00%
Next $1.0 billion	0.80
Over $2 billion	0.75

The Fund’s effective management fee for the reporting period was 0.94% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on

37        OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2016	24,610

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund

38        OPPENHEIMER REAL ESTATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2016	$99,542	$7,495	$4,896	$3,659	$—

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive its management fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles and interest and fees from borrowing; will not exceed 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class R shares and 1.25% for Class Y shares.

In addition, The Manager has contractually agreed to waive 0.10% of its management fee for each class of the Fund. During the reporting period, the Manager waived fees and/or reimbursed the Fund $721,381.

39        OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $12,726 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40        OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into a sub-sub-advisory agreement with Barings Real Estate Advisers LLC (“Barings”) whereby Barings provides investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “Barings” is referred to as the “Sub-Sub-Adviser”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub-Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub-Adviser’s services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub-Adviser, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub-Adviser and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub-Adviser.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub-Adviser’s key personnel who provide such services. The Sub-Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Managers are responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities

41        OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Continued

and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Managers provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub-Adviser’s resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of David Wharmby, the portfolio manager for the Fund, and the Sub-Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub-Adviser as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub-Adviser. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ and Sub-Sub- Adviser’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub-Adviser and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the real estate category. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its category median and its one-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Adviser’s fees under the sub-sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load real estate funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to voluntarily waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class R and 1.25% for Class Y. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to the shareholders. In addition, after discussions with the Board, the Manager has contractually agreed to waive

42        OPPENHEIMER REAL ESTATE FUND

0.10% of its management fee for each class of the Fund. These contractual fee waivers and/ or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers and the Sub-Sub-Adviser. The Board considered information regarding the Managers’ and Sub-Sub-Adviser’s costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub-Adviser’s profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub-Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub-Adviser. In addition to considering the profits realized by the Managers and Sub-Sub-Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub- Adviser receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

43        OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44        OPPENHEIMER REAL ESTATE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Real Estate Fund	6/22/16	70.9%	0.0%	29.1%
Oppenheimer Real Estate Fund	9/21/16	70.9%	0.0%	29.1%

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OPPENHEIMER REAL ESTATE FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Cynthia Lo Bessette, Secretary, and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Barings Real Estate Advisers LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

46        OPPENHEIMER REAL ESTATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47        OPPENHEIMER REAL ESTATE FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●  All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●  Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●  You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0590.001.1016 December 22, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	12/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	12/14/2016

By:	/s/ Brian S. Petersen

Brian S. Petersen
Principal Financial Officer
Date:	12/14/2016